Exhibit 24

                                POWER OF ATTORNEY

                  KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thierry Breton, Michel Combes, Claude Benmussa, and each of them severally, his true and lawful attorney or attorneys, with power of substitution and resubstitution to sign in his name, place and stead in any and all such capacities, the registration statement on Form S-8 (the "Registration Statement") to be filed by France Telecom (the "Registrant") with the United States Securities and Exchange Commission (the "Commission") in connection with the offer of liquidity contracts (contrats de liquidite) and ordinary shares of the Registrant pursuant to the France Telecom Liquidity Plan For US Employees of Orange SA, and any and all amendments thereto (including post-effective amendments) and any documents in connection therewith, and any registration statement filed by the Registrant pursuant to Rule 462(b) under the Securities Act of 1933, as amended, which relates to the Registration Statement, and to file any of the same with the Commission. Each of said attorneys shall have power to act with or without the other, and shall have full power and authority to do and perform, in the name and on behalf of each such officer and director of the Registrant who shall have executed this Power of Attorney, every act whatsoever which such attorneys, or any one of them, may deem necessary or desirable to be done in connection therewith as fully and to all intents and purposes as such officer or director of the Registrant might or could do in person.


Name and Signature                    Date
------------------                    ----


/s/  Thierry Breton                   April 26, 2004
---------------------------           ---------------------------
Thierry Breton


/s/  Michel Combes                    April 26, 2004
---------------------------           ---------------------------
Michel Combes


/s/  Claude Benmussa                  April 26, 2004
---------------------------           ---------------------------
Claude Benmussa



---------------------------           ---------------------------
Bernard Dufau



---------------------------           ---------------------------
Arnaud Lagardere

Name and Signature                    Date
------------------                    ----



---------------------------           ---------------------------
Henri Martre



---------------------------           ---------------------------
Stephane Richard



---------------------------           ---------------------------
Marcel Roulet



---------------------------           ---------------------------
Jean Simonin



---------------------------           ---------------------------
Jean-Jacques Gagnepain



---------------------------           ---------------------------
Pierre-Mathieu Duhamel



---------------------------           ---------------------------
Yannick d'Escatha


/s/ Jean-Pierre Jouyet                April 7, 2004
---------------------------           ---------------------------
Jean-Pierre Jouyet



---------------------------           ---------------------------
Jacques de Larosiere


/s/ Denis Samuel-Lajeunesse           April 8, 2004
---------------------------           ---------------------------
Denis Samuel-Lajeunesse



---------------------------           ---------------------------
Henri Serres

Name and Signature                    Date
------------------                    ----



---------------------------           ---------------------------
Alain Baron



---------------------------           ---------------------------
Monique Biot



---------------------------           ---------------------------
Michel Bonneau



---------------------------           ---------------------------
Michelle Brisson-Autret



---------------------------           ---------------------------
Jean-Claude Desrayaud



---------------------------           ---------------------------
Jean-Michel Gaveau



---------------------------           ---------------------------
Sandrine Le Roy


/s/  Marc Dandelot                    April 26, 2004
---------------------------           ---------------------------
Marc Dandelot